UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2018, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Equity Bancshares, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated 2013 Stock Incentive Plan (the “Incentive Plan”) to increase by 600,000 shares the number of shares of the Company’s Class A common stock authorized for issuance under the Incentive Plan. The Company’s board of directors (the “Board”) had previously adopted the Amendment, subject to stockholder approval. For a more detailed description of the Incentive Plan, please refer to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2018 (the “Proxy Statement”). The foregoing description of the Incentive Plan is not complete and is qualified in its entirety by reference to the Incentive Plan, a copy of which is included as Appendix A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

As previously announced, in connection with a restructuring of the Board, the resignations of Dan R. Bowers, Roger A. Buller, Michael R. Downing, P. John Eck and Randee R. Koger became effective immediately prior to the Annual Meeting and the number of directors that compose the Board was reduced from fourteen directors to nine directors. Each of the directors continues to serve on the board of directors of Equity Bank, the Company’s wholly owned subsidiary.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 25, 2018, the Company held its Annual Meeting to consider and act upon the items listed below:

1.	The stockholders of the Company elected the individuals listed below to serve as Class II members of the Company’s Board of Directors to serve until the Company’s 2021 annual meeting of stockholders by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Vote
Brad S. Elliott	7,835,606	2,033,966	239,154	2,672,931
Gregory H. Kossover	8,539,098	1,330,474	239,154	2,672,931
Harvey R. Sorensen	8,075,905	1,658,988	373,833	2,672,931

2.	The stockholders of the Company ratified the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 by the votes set forth in the table below:

For	Against	Abstain
12,768,812	8,272	4,573

3.	The stockholders of the Company approved the Amendment to the Incentive Plan by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
8,962,889	1,135,947	9,890	2,672,931

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Equity Bancshares, Inc. Amended and Restated 2013 Stock Incentive Plan (incorporated by reference to Appendix A to Equity Bancshares, Inc.’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 21, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: April 30, 2018	By: /s/ Gregory H. Kossover
Gregory H. Kossover
Executive Vice President and Chief Financial Officer

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